Exhibit 10

CONSENT of INDEPENDENT REGISTERED ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-102294 of Allstate Financial Advisors Separate Account I (the "Account") on Form N-4 of our report on the consolidated financial statements and the related consolidated financial statement schedules of Allstate Life Insurance Company (the "Company") dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), and to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 20, 2005